Press Release

For Further Information:
KRATON Polymers LLC
Analyst and Media: Shari Mattern 832-204-5998

KRATON ANNOUNCES FOURTH QUARTER AND FULL YEAR 2005 EARNINGS

Gross Profit Increased 41.3% versus Fourth Quarter 2004 and 83.2% for the Full Year

Total Revenue and Net Income Improve

HOUSTON, TX. – March 27, 2006 – Polymer Holdings LLC (Holdings), parent company of KRATON Polymers LLC (KRATON) announces its financial results for the fourth quarter and for the year ended December 31, 2005. Holdings’ total revenues for the quarter were $223.0 million compared to $208.8 million in the comparable period of 2004, an increase of 6.8%. This improvement was primarily driven by an increase in average selling prices and an increase in sales volume.

Holdings’ gross profit for the fourth quarter increased over $12.6 million or 41.3% to $43.1 million, as compared to $30.5 million in the comparable period of 2004. After adjusting for period to period differences in the amortization of the step-up in inventory value related to the acquisition of the company in December 2003, the improvement in gross profit over 2004 was $10.0 million. Holdings’ net loss for the quarter was $4.5 million, compared with a net loss of $13.0 million in the comparable period of 2004. Holdings ended the quarter with $100.9 million in cash and cash equivalents, an increase of $54.6 million from December 31, 2004 and $29.4 million from September 30, 2005.

KRATON, the operating subsidiary of Holdings, had a net loss for the quarter of $1.9 million as compared with a net loss of $11.9 million in the comparable period of 2004. At the end of the fourth quarter 2005, Last Twelve Months (LTM) Adjusted Bank Covenant EBITDA, a measure used to determine compliance with KRATON’s debt covenants, totaled $123.8 million, an increase of $25.8 million from the comparable period of 2004. A reconciliation of KRATON’s EBITDA and Adjusted Bank Covenant EBITDA to net income or net loss, as applicable, is attached. Net income for the full year was $22.7 million versus a net loss of $35.8 million for the prior year.

Holdings’ total revenue, which includes product sales and $22.7 million of other revenues, for the full year ended December 31, 2005 was $975.6 million, compared to $807.4 million for the year ended December 31, 2004, an increase of 20.8%. Product sales increased to $952.9 million as compared to $791.2 million last year, an increase of 20.4%. Sales volume increased by approximately 6.9 kT, or 2.0% during the year, which increased revenue by an estimated $9.6 million. Favorable pricing and product mix accounted for an estimated $145.8 million of the increase and favorable foreign currency exchange rates improved revenue by an estimated $6.3 million. Net income for the full year was $14.4 million versus a net loss of $36.9 million for the prior year.

“We are very pleased with our fourth quarter results and the improvements we achieved during the year. In 2005 despite continuing increases in raw material costs, KRATON was able to make progress in our pricing strategies and operational improvement programs,” said George Gregory, Chief Executive Officer and President. “Our efforts to drive profitable growth, while carefully managing costs and inventory levels are paying off. In 2005, we posted record numbers in sales volume growth and inventory reduction. Our enhanced liquidity gives us the confidence to continue to invest in the innovation and growth required to meet the future needs of our customers.”

Other Business Highlights:

•	Sales volumes reach 353 kT for the year, a record for KRATON.

•	Inventory volumes dropped by 20 KT for the year, a new record low of 77 kT, increasing turns and improving liquidity. This was another record for KRATON.

•	IR Latex growth is on track with the construction underway of KRATON’s 1,500 dry metric ton polyisoprene latex plant, located in Paulinia, Brazil. KRATON polyisoprene latex is a unique synthetic alternative to natural rubber latex for dipped goods and various specialty products.

•	Asia business strategy continues to show progress and promise.

•	Strong innovation pipeline with the recent announcements in KRATON’s adhesives, sealants and coatings; and packaging and film business units.

KRATON has scheduled an investor and analyst conference call for Tuesday, March 28, 2006 to discuss the results of today’s earnings announcement. The call will begin at 2:00 p.m. central time, 3:00 p.m. eastern time. You may listen to the analyst conference call by telephone by contacting the conference call operator 5-10 minutes prior to the scheduled start time and asking for the “Earnings Conference Call.”. US Dial-In #: (888) 324-6856. International Dial-In #: (517) 308-9001. For those unable to listen to the live call, a replay will be available 24 hours a day beginning at approximately 6:00 p.m. CT March 28th through 5:00 p.m. CT on April 11th. To hear a telephonic replay of the call, dial 800-677-4302 or 402-998-0977 for international callers.

About KRATON

KRATON Polymers LLC is a premier, global specialty chemicals company and is the world’s largest producer of styrenic block copolymers (“SBCs”), a family of products whose chemistry was pioneered by KRATON over forty years ago. SBCs are highly-engineered synthetic elastomers, which enhance the performance of products by delivering a variety of attributes, including greater flexibility, resilience, strength, durability and processability. KRATON polymers are used in a wide range of applications including road and roofing materials, numerous consumer products (diapers, tool handles, toothbrushes), tapes, labels, medical applications, packaging, automotive and footwear products. KRATON has the leading position in nearly all of its core markets and is the only producer of SBCs with global manufacturing capability. Its production facilities are located in the United States, The Netherlands, Germany, France, Brazil, and Japan.

Polymer Holdings LLC is the parent company of KRATON Polymers LLC and has no material assets other than its investment in KRATON Polymers LLC.

Forward Looking Statements

This news release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are statements that could be deemed forward-looking statements and are often characterized by the use of words such as “believes,” “expects,” “estimates,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. In this news release, forward-looking information relates to bookings trends, backlog levels, estimated turns levels, gross margins and average selling prices, and similar matters. All forward-looking statements in this news release are made based on management’s current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Among these factors are changes in overall economic conditions, the cyclical nature of the chemical industry, changes in demand for our products, changes in inventories at our customers and distributors, technological and product development risks, availability and cost of raw materials, competitors’ actions, pricing and gross margin pressures, loss of key customers, order cancellations or reduced bookings, the timing and cost of planned capital expenditures, changes in manufacturing yields, control of costs and expenses, significant litigation, risks associated with acquisitions and dispositions, risks associated with our substantial leverage and restrictive covenants in our debt agreements, risks associated with our international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and risks involving environmental or other governmental regulation. Additional factors that could affect the company’s future operating results are described in our Form 10-K for the year ended December 31, 2005 under the caption “Trends, Risks and Uncertainties” in the MD&A section, and other factors are described from time to time in our subsequent filings. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.

Polymer Holdings LLC

Consolidated Statements of Operations

(In thousands of U.S. dollars)

	Quarter Ended	Quarter Ended
	December 31, 2005	December 31, 2004
Revenues:
Sales	$220,583	$201,340
Other	2,383	7,422

Total revenues	222,966	208,762
Costs and expense:
Costs of goods sold	179,867	178,276

Gross profit	43,099	30,486
Research and development expenses	6,652	5,932
Selling, general, and administrative expenses	18,039	18,400
Depreciation and amortization of identifiable intangibles	10,330	10,781
Earnings in joint venture	(466)	(328)
Interest, net	11,155	13,028

Income (loss) before income taxes	(2,611)	(17,327)
Income tax (provision) benefit	(1,840)	4,313

Net income (loss)	$(4,451)	$(13,014)

	Year Ended December	Year Ended December
	31, 2005	31, 2004
Revenues:
Sales	$952,921	$791,226
Other	22,670	16,160

Total revenues	975,591	807,386
Costs and expense:
Costs of goods sold	766,012	692,968

Gross profit	209,579	114,418
Research and development expenses	26,152	23,178
Selling, general, and administrative expenses	72,731	64,903
Depreciation and amortization of identifiable intangibles	44,090	42,630
Earnings in joint venture	(1,516)	(462)
Interest, net	45,733	40,747

Income (loss) before income taxes	22,389	(56,578)
Income tax (provision) benefit	(7,999)	19,645

Net income (loss)	$14,390	$(36,933)

Polymer Holdings LLC

Consolidated Balance Sheets

As of December 31, 2005 and December 31, 2004

(In thousands of U.S. dollars)

	December 31,	December 31,
	2005	2004
Assets

Current assets:
Cash and cash equivalents	$100,934	$46,357
Receivables, net of allowances of $1,013 and $750	107,586	120,596
Inventories of products	192,595	211,076
Inventories of materials and supplies	9,336	8,778
Other current assets	23,511	10,381
Deferred income taxes	1,953	—

Total current assets	435,915	397,188
Property, plant, and equipment, less accumulated depreciation	394,192	424,333
Identifiable intangible assets	101,848	109,694
Investment in joint venture	10,542	10,753
Deferred financing costs	14,399	16,799
Other long-term assets	9,605	8,646

Total assets	$966,501	$967,413

Liabilities and Member’s Equity

Current liabilities:
Current portion of long-term debt	$30,570	$2,680
Accounts payable—trade	64,345	79,968
Other payables and accruals	48,758	40,059
Due to related parties	13,119	14,471
Deferred income taxes	—	1,240

Total current liabilities	156,792	138,418
Long-term debt, net of current portion	537,418	556,335
Deferred income taxes	29,818	24,513
Long-term liabilities	29,713	25,629

Total liabilities	753,741	744,895

Commitments and contingencies

Member’s equity:
Common equity	215,452	200,528
Accumulated other comprehensive income	(2,692)	21,990

Total member’s equity	212,760	222,518

Total liabilities and member’s equity	$966,501	$967,413

KRATON Polymers LLC

Consolidated Statements of Operations

(In thousands of U.S. dollars)

	Quarter Ended	Quarter Ended
	December 31, 2005	December 31, 2004
Revenues
Sales	$220,583	$201,340
Other	2,383	7,422

Total revenues	222,966	208,762
Costs and expense
Costs of goods sold	179,867	178,276

Gross profit	43,099	30,486
Research and development expenses	6,652	5,932
Selling, general, and administrative expenses	18,039	18,400
Depreciation and amortization of identifiable intangibles	10,330	10,781
Earnings in joint venture	(466)	(328)
Interest, net	8,110	11,244

Income (loss) before income taxes	434	(15,543)
Income tax (provision) benefit	(2,330)	3,641

Net income (loss)	$(1,896)	$(11,902)

	Year Ended December	Year Ended December
	31, 2005	31, 2004
Revenues
Sales	$952,921	$791,226
Other	22,670	16,160

Total revenues	975,591	807,386
Costs and expense
Costs of goods sold	766,012	692,968

Gross profit	209,579	114,418
Research and development expenses	26,152	23,178
Selling, general, and administrative expenses	72,731	64,903
Depreciation and amortization of identifiable intangibles	44,090	42,630
Earnings in joint venture	(1,516)	(462)
Interest, net	33,943	38,963

Income (loss) before income taxes	34,179	(54,794)
Income tax (provision) benefit	(11,519)	18,973

Net income (loss)	$22,660	$(35,821)

KRATON Polymers LLC

Consolidated Balance Sheets

As of December 31, 2005 and December 31, 2004

(In thousands of U.S. dollars)

	December 31, 2005	December 31, 2004
Assets

Current assets:
Cash and cash equivalents	$100,934	$46,357
Receivables, net of allowances of $1,013 and $750	107,586	120,596
Inventories of products	192,595	211,076
Inventories of materials and supplies	9,336	8,778
Other current assets	23,511	10,381
Deferred income taxes	1,953	—

Total current assets	435,915	397,188
Property, plant, and equipment, less accumulated depreciation of $57,654 and $38,086	394,192	424,333
Identifiable intangible assets, less accumulated amortization of $13,887 and $8,002	101,848	109,694
Investment in joint venture	10,542	10,753
Deferred financing costs	12,711	14,973
Other long-term assets	9,605	8,646

Total assets	$964,813	$965,587

Liabilities and Member’s Equity

Current liabilities:
Current portion of long-term debt	$30,570	$2,680
Accounts payable—trade	64,345	79,968
Other payables and accruals	48,758	40,059
Due to related parties	13,119	14,471
Deferred income taxes	—	1,240

Total current liabilities	156,792	138,418
Long-term debt, net of current portion	432,093	462,663
Deferred income taxes	34,010	25,184
Long-term liabilities	29,713	25,629

Total liabilities	652,608	651,894

Commitments and contingencies

Member’s equity:
Common equity	314,897	291,703
Accumulated other comprehensive income	(2,692)	21,990

Total member’s equity	312,205	313,693

Total liabilities and member’s equity	$964,813	$965,587

KRATON Polymers LLC
LTM Bank Adjusted EBITDA

(In thousands of U.S. dollars)

	Year Ended December	Year Ended December
	31, 2005	31, 2004
Net income (loss)	$22,660	$(35,821)
Income tax provision (benefit)	11,519	(18,973)
Interest, net	33,943	38,963
Depreciation and amortization of identifiable intangibles	44,090	42,630

Financial Statement EBITDA (1)	112,212	26,799
Further Adjustments to EBITDA (2)
Sponsor fees and expenses	1,950	2,050
Plant turnaround costs	350	6,000
Increase in cost of goods sold related to inventory step-up in the period from December 23	1,683	35,225
Fire repairs	(100)	1,144
Severance related restructuring charges	—	2,100
Specific cost savings expenses	—	4,582
Other nonrecurring items	530	1,856
Specified other restructuring charges	2,674	3,755
Other noncash items reducing Consolidated Net Income (non-cash charge related to inventory reduction)	4,459	14,411

Adjusted Bank Covenant EBITDA (3)	$123,758	$97,922

(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

(2) These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004 and as of October 21, 2004, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the “senior secured credit facility”).

(3) Adjusted Bank Covenant EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted Bank Covenant EBITDA are appropriate to provide additional information to investors to demonstrate compliance with the financing covenants contained in the senior secured credit facility.